UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2004

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21696                  22-3106987
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02         Termination of a Material Definitive Agreement.

                  In a press release dated November 12, 2004, ARIAD Pharmaceuticals, Inc. ("ARIAD") announced that Paul J. Sekhri, president and chief business officer, is resigning from ARIAD effective December 17, 2004. As a consequence, the Executive Employment Agreement, dated September 10, 2003, between ARIAD and Paul J. Sekhri will be terminated as of the effective date of the resignation. A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 1.02 of this Current Report on Form 8-K.


ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                  (b) Paul J. Sekhri, president and chief business officer,
                      notified ARIAD on November 9, 2004 that he is resigning from ARIAD effective December 17, 2004.

ITEM 9.01         Financial Statements and Exhibits.

                  (c) The following exhibit is filed with this report

                  Exhibit
                  Number            Description
                  -------           -----------
                  99.1              Press release dated November 12, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ARIAD Pharmaceuticals, Inc.

                        By:  /s/Edward M. Fitzgerald
                           ---------------------------------------------------
                             Edward M. Fitzgerald
                             Senior Vice President and Chief Financial Officer


Date:    November 12, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
-------           ------------
 99.1             Press release dated November 12, 2004.